                                                                 Exhibit (d)(ii)


                               AMENDED SCHEDULE A
            TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                    BETWEEN
      SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.

Fund                                                       Effective Date
----                                                       --------------
Schwab International Index Fund - Investor Shares          July 21, 1993

Schwab International Index Fund - Select Shares            April 30, 1997

Schwab Small-Cap Index Fund - Investor Shares              October 14, 1993

Schwab Small-Cap Index Fund - Select Shares                April 30, 1997

Schwab MarketTrack Growth Portfolio (formerly              September 25, 1995
known as Schwab Asset Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio (formerly            September 25, 1995
known as Schwab Asset Director-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio (formerly        September 25, 1995
known as Schwab Asset Director-Conservative Growth Fund)

Schwab S&P 500 Fund - e.Shares                             February 28, 1996

Schwab S&P 500 Fund - Investor Shares                      February 28, 1996

Schwab S&P 500 Fund - Select Shares                        April 30, 1997

Schwab Core Equity Fund (formerly known as Schwab          May 21, 1996
Analytics Fund)

Schwab MarketManager International Portfolio (formerly     September 2, 1996
known as Schwab OneSource Portfolios-International)

Schwab MarketManager Growth Portfolio (formerly known      October 13, 1996
as Schwab OneSource Portfolios-Growth Allocation)

Schwab MarketManager Balanced Portfolio (formerly known    October 13, 1996
as Schwab OneSource Portfolios-Balanced Allocation)

Schwab MarketManager Small Cap Portfolio (formerly         August 3, 1997
known as Schwab OneSource Portfolios-Small Company)

Schwab Market Track All Equity Portfolio (formerly         April 16, 1998
known as Schwab Asset Director-Aggressive Growth Fund)

Institutional Select S&P 500 Fund                          October 28, 1998

Institutional Select Large Cap-Value Index Fund            October 28, 1998

Institutional Select Small-Cap Value Index Fund            October 28, 1998

Schwab Total Stock Market Index Fund - Investor Shares     April 15, 1999

Schwab Total Stock Market Index Fund - Select Shares       April 15, 1999

Communications Focus Fund                                  May 15, 2000

Financial Services Focus Fund                              May 15, 2000

Health Care Focus Fund                                     May 15, 2000

Technology Focus Fund                                      May 15, 2000

Schwab Hedged Equity Fund                                  August 6, 2002

Schwab Small-Cap Equity Fund - Investor Shares

Schwab Small-Cap Equity Fund - Select Shares


                              SCHWAB CAPITAL TRUST

                              By:   __________________
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   __________________
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of ___________, 2003

                                   SCHEDULE B
            TO THE INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENT
                                    BETWEEN
      SCHWAB CAPITAL TRUST AND CHARLES SCHWAB INVESTMENT MANAGEMENT, INC.


                             ADVISORY FEE SCHEDULE
      THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT
            AND ARE TO BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                    Fee
----                                    ---
Schwab International Index Fund         Seventy one-hundredths of one percent (0.70%) of
                                        the Fund's average daily net assets not in excess
                                        of $300,000,000 and sixty one-hundredths of one
                                        percent (0.60%) of such assets over $300,000,000

Schwab Small-Cap Index Fund             Fifty one-hundredths of one percent (0.50%) of the
                                        Fund's average daily net assets not in excess of
                                        $300,000,000 and forty-five one-hundredths of one
                                        percent (0.45%) of such assets over $300,000,000


Schwab MarketTrack Growth Portfolio     Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab Asset         of the Fund's average daily net assets not in
Director-High Growth Fund)              excess of $500 million, and forty nine-one
                                        hundredths of one percent (0.49%) of such net
                                        assets over $500 million

Schwab MarketTrack Balanced Portfolio   Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab Asset         of the Fund's average daily net assets not in
Director-Balanced Growth Fund)          excess of $500 million, and forty
                                        nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Schwab MarketTrack Conservative         Fifty four-one-hundredths of one percent (0.54%)
Portfolio (formerly known as Schwab     of the Fund's average daily net assets not in
Asset Director-Conservative Growth      excess of $500 million, and forty
Fund)                                   nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Schwab S&P 500 Fund                     Thirty-six one-hundredths of one percent (0.36%)
                                        of the Fund's average daily net assets not in
                                        excess of $1 billion; thirty-three one hundredths
                                        of one percent (0.33%) of such net assets over $1
                                        billion, but not more than $2 billion; and
                                        thirty-one one hundredths of one percent (0.31%)
                                        of such net assets over $2 billion.

Fund                                    Fee
----                                    ---
Schwab Core Equity Fund (formerly       Fifty four-one-hundredths of one percent (0.54%)
known as Schwab Analytics Fund)         of the Fund's average daily net assets not in
                                        excess of $500 million, and forty
                                        nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Schwab MarketManager International      Fifty four-one-hundredths of one percent (0.54%)
Portfolio (formerly known as Schwab     of the Fund's average daily net assets not in
OneSource Portfolios-International)     excess of $500 million, and forty
                                        nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Schwab MarketManager Growth Portfolio   Fifty four-one-hundredths of one percent (0.54%)
(formerly known as Schwab OneSource     of the Fund's average daily net assets not in
Portfolios-Growth Allocation)           excess of $500 million, and forty
                                        nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Schwab MarketManager Balanced           Fifty four one-hundredths of one percent (0.54%)
Portfolio (formerly known as Schwab     of the Fund's average daily net assets not in
OneSource Portfolios-Balanced           excess of $500 million, and forty
Allocation)                             nine-one-hundredths of one percent
                                        (0.49%) of such net assets over $500 million

Schwab MarketManager Small Cap          Fifty four one-hundredths of one percent (0.54%)
Portfolio (formerly known as Schwab     of the Fund's average daily net assets not in
OneSource Portfolios-Small Company)     excess of $500 million, and forty
                                        nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Schwab Market Track All Equity          Fifty four-one-hundredths of one percent (0.54%)
Portfolio (formerly known as Schwab     of the Fund's average Asset daily net assets not in
Director-Aggressive Growth Fund)        excess of $500 million, and forty
                                        nine-one-hundredths of one percent (0.49%) of such
                                        net assets over $500 million

Institutional Select S&P 500 Fund       Twenty one hundredths of one percent (0.20%) of
                                        the Fund's average daily net assets not in excess
                                        of $1 billion; and eighteen one hundredths of one
                                        percent (0.18%) of such net assets over $1
                                        billion.

Institutional Select Large-Cap Value    Twenty one hundredths of one percent (0.20%) of
Index Fund                              the Fund's average daily net assets not in excess
                                        of $1 billion; and eighteen one hundredths of one
                                        percent (0.18%) of such net assets over $1
                                        billion.

Institutional Select Small-Cap Value    Twenty-five one hundredths of one percent (0.25%)
Index Fund                              of the Fund's average daily net assets not in
                                        excess of $1 billion; and twenty-three one
                                        hundredths of one percent (0.23%) of such net
                                        assets over $1 billion.

Fund                                    Fee
----                                    ---
Schwab Total Stock Market Index Fund    Thirty one hundredths of one percent (0.30%) of
                                        the Fund's average daily net assets not in excess
                                        of $500 million; and twenty-two one hundredths of
                                        one percent (0.22%) of such net assets over $500
                                        million.

Communications Focus Fund               Fifty four-one-hundredths of one percent (0.54%)
                                        of the Fund's average daily net assets

Financial Services Focus Fund           Fifty four-one-hundredths of one percent (0.54%)
                                        of the Fund's average daily net assets

Health Care Focus Fund                  Fifty four-one-hundredths of one percent (0.54%)
                                        of the Fund's average daily net assets

Technology Focus Fund                   Fifty four-one-hundredths of one percent (0.54%)
                                        of the Fund's average daily net assets

Schwab Hedged Equity Fund               One percent and seventy five-one-hundredths of one
                                        percent (1.75%) of the Fund's average daily net
                                        assets

Schwab Small-Cap Equity Fund            One percent and five-one-hundredths of one percent
                                        (1.05%) of the Fund's average daily net assets


                              SCHWAB CAPITAL TRUST

                              By:   __________________
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   __________________
                                    Randall W. Merk,
                                    Executive Vice President


Dated as of ___________, 2003